Exhibit 10.6
CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

April 23, 2021
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
Attention:    [***]
Subject:    Modification No. 07 to Project Agreement No. 01; MCDC2011-001
Reference:    MCDC Base Agreement No. 2020-530
Dear [***]:
In accordance with the terms and conditions of the referenced MCDC Base Agreement, Modification No. 07 hereby amends the Project Agreement No. 01 as follows:
DESCRIPTION OF MODIFICATION
1)    The Incremental Funding clause of the Project Agreement is hereby amended to read as indicated in bold below:
5. INCREMENTAL FUNDING
The total amount of funding currently available for payment and allotted to this Project Agreement is $1,747,689,328 (this is an increase of $147,349,805). The amount specified, or as such amount may be increased from time to time, shall apply irrespective of any other provisions of this Project Agreement and any work performed in excess thereof shall be at the Project Agreement Holder’s risk. This amount covers all allowable direct and indirect costs as well as the associated fixed fee. If at any time the Project Agreement Holder has reason to believe that the Total Estimated Cost which will accrue in the performance of this Project Agreement in the next succeeding [***], when added to all other payments previously accrued, will exceed [***] of the then current total authorized funding, the Project Agreement Holder shall notify the MCDC CMF to that effect, advising the estimate of additional funds required for the period specified. The Project Agreement Holder is not obligated to continue performance under this Project Agreement (including actions under the Termination clause of the MCDC Base Agreement) or otherwise incur costs in excess of the amount allotted to the Project Agreement by the MCDC CMF.
Except as provided herein, all Terms and Conditions of the referenced MCDC Base Agreement, Project Agreement and preceding modifications remain unchanged and in full force and effect.
This modification is issued unilaterally. The Project Agreement Holder is not required to sign to finalize this action.
Advanced Technology International
By: /s/ [***]
99315055_4

Name: [***]
Title: Advanced Technology International Director, Contracts & Procurement
Date: April 23, 2021

99315055_4